Supplement to the
PAS Small Cap Fund
of FundsSM
June 21, 2005
Prospectus

The following information replaces the text in "Distribution Options" on page 10.

Dividends and capital gain distributions may be reinvested in additional shares of the fund or paid in cash.

FOF-05-01 December 12, 2005
1.824539.100

SUPPLEMENT TO THE
PAS SMALL CAP FUND OF FUNDSSM
A Fund of Fidelity Rutland Square Trust

STATEMENT OF ADDITIONAL INFORMATION

JUNE 21, 2005

The following information has been removed from the "Trustees and Officers" section on page 8.

Name, Age; Principal Occupation
Boyce I. Greer (49)

Year of Election or Appointment: 2005

Mr. Greer serves as Managing Director of Strategic Advisers, Inc. (2002-present). Previously, he served as Senior Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division, Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Effective December 12, 2005, Ms. Abigail Johnson serves as a Member of the Board of Trustees. The following information supplements information found in the "Trustees and Officers" section beginning on page 8.

Name, Age; Principal Occupation
Abigail P. Johnson (43)

Year of Election or Appointment: 2005

Ms. Johnson serves as President of Fidelity Employer Services Company (FESCO) (2005-present). She is President and a Director of Fidelity Investments Money Management, Inc. (2001-present), FMRCo., Inc. (2001-present), and a Director of FMR Corp. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds.

FOFB-05-01 December 12, 2005
1.824538.100

The following information has been removed from the "Executive Officers" section on page 10.

Name, Age; Principal Occupation
Richard A. Silver (58)

Year of Election or Appointment: 2005

Chief Financial Officer of PAS Small Cap Fund of Funds. He also serves as Executive Vice President of Fidelity Reporting, Accounting & Pricing Services (2000-present). Previously, he served as Chief Financial Officer and Treasurer of the Fidelity funds (1997-2000).

Effective December12, 2005, Ms. Kathleen Tucker serves as the Chief Financial Officer of PAS Small Cap Fund of Funds. The following information supplements information found in the "Executive Officers" section beginning on page 10.

Name, Age; Principal Occupation
Kathleen Tucker (46)

Year of Election or Appointment: 2005

Chief Financial Officer of Fidelity Rutland Square Trust. She also serves as Senior Vice President of Accounting and Pricing Operations for Fidelity Pricing & Cash Management Services (1999-present). Previously a partner at PricewaterhouseCoopers in the investment management practice (1981-1999).

The following information replaces similar information found in the "Standing Committees of the Fund's Trustees" on page 11.

The Audit Committee is composed of Messrs. Aldrich, Cox (Chair), and Spillane.